Business Combinations (Details) - Schedule of Acquisition Consideration $ in Thousands	12 Months Ended
Dec. 31, 2023 USD ($)
FDA-Licensed Plasma Collection Center [Member]
Schedule of Acquisition Consideration [Line Items]
Cash paid at closing	$ 1,404
Payables for acquisition	210 [1]
Total acquisition cost	1,614
FDA-Approved Plasma-Derived Hyperimmune Commercial Products [Member]
Schedule of Acquisition Consideration [Line Items]
Cash paid at closing	95,000
Contingent consideration liability	21,705
Deferred consideration	13,788
Settlement of preexisting relationship	(3,786)
Total acquisition cost	$ 126,707

[1]	The acquisition consideration totaled $1,654 thousand, of which an amount of $1,404 thousand was paid at closing, and the balance of $250 thousand was paid in March 2022. The fair value of such deferred consideration was estimated at $210 as of the date of acquisition.